UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2017

PAYLOCITY HOLDING CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3850 N. Wilke Road

Arlington Heights, Illinois 60004

(Address of principal executive offices, including zip code)

(847) 463-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On June 6, 2017, Peter McGrail ceased to serve as the Chief Financial Officer of Paylocity Holding Corporation (the “Corporation”).  Mr. McGrail will continue to serve as an employee of the Corporation.  As of the date of the modification of Mr. McGrail’s employment arrangements, Mr. McGrail was not a member of the Corporation’s Board of Directors or any committee thereof. Mr. McGrail’s modified employment arrangements are a result of personal health reasons and are not the result of any disagreement with the Corporation on any matter relating to the Corporation’s operations, policies or practices.

In connection with Mr. McGrail’s modified employment arrangements, in order to facilitate an orderly transition process and to secure Mr. McGrail’s knowledge and expertise in such transition process, on June 6, 2017, the Compensation Committee of the Corporation’s Board of Directors modified the terms of Mr. McGrail’s existing employment arrangements to provide that, upon termination of Mr. McGrail’s employment due to Mr. McGrail’s death or disability:  (i) any equity awards held by Mr. McGrail that are solely subject to time-based vesting will become fully vested, and (ii) each performance-based restricted stock unit award (a “PSU”) held by Mr. McGrail shall remain outstanding, and vest and settle based on actual achievement of the underlying performance goals, with Mr. McGrail receiving a pro-rated portion of the PSU award (based on the number of calendar days in the performance period that Mr. McGrail was employed over the total number of calendar days in the performance period).

On June 6, 2017, in connection with the foregoing, Steven Beauchamp, the Corporation’s President and Chief Executive Officer, was appointed acting Chief Financial Officer, and in such capacity, will serve as the Corporation’s principal financial officer and principal accounting officer until a successor is identified.  Information regarding Mr. Beauchamp’s background and business experience, contracts between the Corporation and Mr. Beauchamp and any related party transactions involving Mr. Beauchamp is incorporated by reference herein from the Corporation’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: June 6, 2017	By:	/s/ Steven R. Beauchamp
Steven R. Beauchamp
President and Chief Executive Officer; Acting Chief Financial Officer